Federated Hermes Ultrashort Bond Fund
A Portfolio of Federated Hermes Total Return Series, Inc.

SUPPLEMENT TO PROSPECTUS OF ALL CLASSES DATED NOVEMBER 30, 2020
Effective August 9, 2021, the following change is made to the prospectus of Federated Hermes Ultrashort Bond Fund (the “Fund”).
Under the section entitled “What are the Fund’s Principal Investments?” the disclosure under “Investing in Securities of Other Investment Companies” is deleted in its entirety and replaced with the following:
“Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies, managing its uninvested cash and/or other investment reasons consistent with the Fund’s investment objective and investment strategies. The Fund may also invest in mortgage-backed, high-yield and bank loan securities, and trade finance loan instruments primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund’s investment in the trade finance instruments through these other investment vehicles may expose the Fund to risks of loss after redemption. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. These investments also can create conflicts of interests for the Adviser to the Fund and the investment adviser to the acquired fund. For example, a conflict of interest can arise due to the possibility that the Adviser to the Fund could make a decision to redeem the Fund’s investment in the acquired fund. In the case of an investment in an affiliated fund, a conflict of interest can arise if, because of the Fund’s investment in the acquired fund, the acquired fund is able to garner more assets, thereby growing the acquired fund and increasing the management fees received by the investment adviser to the acquired fund, which would either be the Adviser or an affiliate of the Adviser. However, the Adviser believes that the benefits and efficiencies of making investments in other investment companies should outweigh the potential additional fees and/or expenses and resulting conflicts of interest. In light of the Fund’s investments in other investment companies, other registered investment companies may be limited in their ability to invest in the Fund.”
July 8, 2021

Federated Hermes Ultrashort Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455482 (7/21)
© 2021 Federated Hermes, Inc.